UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 24, 2004

                           Material Technologies, Inc.
                           ---------------------------
              Exact Name of Registrant as specified in its charter

Delaware                                33-23617                      95-4622822
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State or other jurisdiction            Commission                  IRS Employer
of incorporation                       File Number            Identification No.

    11661 San Vicente Blvd., Suite 707, Los Angeles, California            90049
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             Address of principal executive offices                     Zip Code

Registrant's telephone number, including area code: (310) 208-5589



Section 2. - Financial Information
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Item 2.01 Completion of Acquisition or Disposition of Assets
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     (a)  On November 24, 2004, the registrant sold certain shares in Langley
          Park Investments PLC, a corporation organized under the laws of England and Wales ("Langley").
     (b)  The number of Langley shares sold was one million (1,000,000).
     (c) The Langley shares were sold in a broker transaction on the London Stock Exchange through a registered broker dealer licensed in the United Kingdom to third parties.
     (d) The total consideration received by the registrant for the Langley shares was three hundred and eighteen thousand seven hundred and sixty one and 00/100 dollars ($318,761.00)








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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Material Technologies, Inc.


November 24, 2004                                 By: /s/ Robert M. Bernstein
-----------------                                    --------------------------
                                                     Robert M. Bernstein, CEO